CONDENSED STATEMENTS OF CASH FLOWS	6 Months Ended
Jun. 30, 2023 USD ($)
Cash flows from operating activities:
Net income	$ 3,926,383
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Interest earned on investments held in trust account	(3,835,611)
Change in fair value of warrant liabilities	(2,128,631)
Adjustments to operating assets and liabilities:
Decrease in prepaid expenses	71,495
Increase in accounts payable and accrued expenses	876,176
Net cash used in operating activities	(1,090,188)
Cash flows from investing activities:
Proceeds from Trust Account to pay for taxes	980,657
Net cash provided by investing activities	980,657
Cash flows from financing activities:
Net change in cash	(109,531)
Cash at beginning of period	160,940
Cash at end of period	51,409
Non-cash investing and financing activities:
Amounts due to redeemed Class A common stockholders	189,038,189
Cash paid for income taxes	$ 750,000